Supplemental Operating and Financial Data

For the Quarter Ended September 30, 2003

All dollar amounts shown in this report are in U.S. dollars.

This supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company.

Any offers to sell or solicitations to buy any securities of the Company shall be made by means of a prospectus.

TABLE OF CONTENTS

PAGE
CORPORATE OVERVIEW

The Company	3
Board of Directors / Executive Officers / Research Coverage	4-5
Regional Offices / Investor Relations / Information Requests	6-7

FINANCIAL HIGHLIGHTS

Key Quarterly Financial Data	8
Same Store Results and Analysis	9
Financial Ratios	10
Share and Operating Partnership Unit Data	11
Debt Capitalization Summary	12-13
Corporate Investment Information	14
Unconsolidated Equity Investments	15

SEGMENT ANALYSIS

Core Operating Properties
Current Summary of Operating Properties	16-20
Occupancy Summary and Lease Roll-over Schedule	21-22
Operating Portfolio Lease Economics	23-24
Top 25 Tenants by Rent	25
Development
Development Activity by Market	26
Land Held for Development Schedule	27

Reconciliation of Non-GAAP Financial Measures	28-30

THE COMPANY

CarrAmerica Realty Corporation (the “Company”) is a self-administered and self-managed equity real estate investment trust (“REIT”) organized under the laws of Maryland which owns, develops, acquires and operates office properties. The Company’s office properties are located primarily in 12 suburban markets across the United States.

CURRENT PORTFOLIO

(consolidated, stabilized; as of 9/30/03)

259 Properties

20.3 Million Square Feet

(consolidated/unconsolidated; as of 9/30/03)

297 Properties

26.1 Million Square Feet

CARRAMERICA MISSION STATEMENT

Our primary goal is to excel in meeting the needs of our customers by providing built environments of the highest quality and services that continue to set new standards of excellence. The core values that infuse our efforts are quality, integrity, a sense of community and a genuine commitment to people.

UNSECURED SENIOR DEBT RATINGS

Fitch:	BBB
Moody’s:	Baa2
Standard & Poor’s:	BBB

WEIGHTED AVERAGE OCCUPANCY (stabilized)

(At September 30, 2003)

88.5% Consolidated Properties

89.1% Consolidated/Unconsolidated Properties

REGIONAL DISTRIBUTION

(stabilized; as of 9/30/03)

	Based on NOI	Based on Square Footage
Pacific region	53.81%	50.81%
Eastern region	29.74%	26.20%
Central region	8.64%	12.94%
Mountain region	7.81%	10.05%

MARKETS

(stabilized; as of 9/30/03)

	% of NOI	% of Sq. Ft.
San Francisco Bay Area	31.40%	27.55%
Washington DC Metro	24.50%	17.13%
Southern California	14.93%	14.62%
Seattle/Portland	7.48%	8.64%
Atlanta	5.24%	9.07%
Salt Lake City/Phoenix	5.14%	5.65%
Chicago	3.80%	5.96%
Dallas	3.28%	4.89%
Denver	2.67%	4.40%
Austin	1.56%	2.09%

	100.00%	100.00%

BOARD OF DIRECTORS

Thomas A. Carr

Chairman of the Board and

Chief Executive Officer

CarrAmerica Realty Corporation

Andrew F. Brimmer

President

Brimmer & Company Inc.

Oliver T. Carr, Jr.

Chairman of the Board

The Oliver Carr Company

Joan Carter

President & COO

UM Holdings LTD

Philip L. Hawkins

President and Chief Operating Officer

CarrAmerica Realty Corporation

Timothy Howard

Executive Vice President and

Chief Financial Officer

Fannie Mae

Robert E. Torray

Chairman

Robert E. Torray & Co., Inc.

Wesley S. Williams, Jr.

Partner

Covington & Burling

EXECUTIVE OFFICERS

Thomas A. Carr

Chief Executive Officer

Philip L. Hawkins

President and Chief Operating Officer

Stephen E. Riffee

Chief Financial Officer

Karen B. Dorigan

Chief Investment Officer

Linda A. Madrid

Managing Director, General Counsel and

Corporate Secretary

RESEARCH COVERAGE(1)

David Aubuchon

A.G. Edwards

(314) 955-5452

Lee Schalop/Daniel Oppenheim

Bank of America Securities

(212) 847-5677/(212) 847-5705

Louis Taylor/Dennis Maloney

Deutsche Banc Alex. Brown

(212) 250-4912/(212) 250-6799

Christopher Haley/Donald Fandetti

Wachovia Securities

(443)263-6773/(443) 263-6537

David Kostin/Michael Bilerman

Goldman, Sachs & Company

(212) 902-6781/(212) 902-1970

John Lutzius/Elizabeth Dhillon

Green Street Advisors

(949) 640-8780

Anthony Paolone

JP Morgan

(212) 622-6682

David Fick/Ken Weinberg

Legg Mason Wood Walker

(410) 454-5018/(410) 454-5175

David Harris

Lehman Brothers

(212) 526-5702

Steve Sakwa/Brian Legg

Merrill Lynch & Company, Inc.

(212) 449-0335/(212) 449-1153

Greg Whyte

Morgan Stanley Dean Witter

(212) 761-6331

Jim Sullivan/Jamie Feldman

Prudential Securities

(212) 778-2515/ (212) 778-1724

Jonathan Litt/Gary Boston

Salomon Smith Barney

(212) 816-0231/(212) 816-1383

(1)	Carramerica Realty Corp. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Carramerica Realty Corp.’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Carramerica Realty Corp. or its management. Carramerica Realty Corp. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

CORPORATE HEADQUARTERS

1850 K Street, N.W. Suite 500

Washington, D.C. 20006

(202) 729-1700

REGIONAL OFFICES

Atlanta, Georgia

J. Thad Ellis, Regional Managing Director

Austin, Texas

Jeffrey S. Pace, Regional Managing Director

Chicago, Illinois

Gerald J. O’Malley, Regional Managing Director

Dallas, Texas

William Vanderstraaten, Regional Managing Director

Denver, Colorado

Robert Milkovich, Regional Managing Director

Northern California

Christopher Peatross, Regional Managing Director

Phoenix, Arizona

Robert Milkovich, Regional Managing Director

Salt Lake City

Robert Milkovich, Regional Managing Director

Seattle/Portland

Clete Casper, Regional Managing Director

Southern California

Malcolm O’Donnell, Regional Managing Director

Washington, D.C.

John Donovan, Regional Managing Director

STOCK EXCHANGE LISTINGS

New York Stock Exchange

COMMON STOCK TRADING SYMBOL

CRE

INVESTOR RELATIONS

CarrAmerica Realty Corporation

1850 K Street, N.W.

Washington, D.C. 20006

Telephone: (202) 729-1700

Fax: (202) 729-1060

CONTACT

Stephen M. Walsh

Senior Vice President, Capital Markets

Telephone: (202) 729-1764

E-mail: swalsh@carramerica.com

INFORMATION REQUEST

To request a standard Investor Relations package, Annual Report, or to be added to our mailing or fax list, please contact or address an e-mail to:

Investor Relations at (202) 729-7518

Or 1 (800) 417-2277

swalsh@carramerica.com

CarrAmerica®

PLEASE VISIT OUR CORPORATE WEB SITE

AT:

www.carramerica.com

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data

($ and shares in thousands)
	9/30/03	6/30/03	3/31/03	12/31/02	9/30/02
Shares and Units:
Common Shares	52,330	52,158	51,851	51,836	53,131
Outstanding OP Units (a)	5,615	5,525	5,570	5,579	5,708
Combined Shares and OP Units (a)	57,945	57,683	57,421	57,415	58,839
Weighted Average—Basic	51,925	51,712	51,608	52,817	53,124
Weighted Average—Diluted	52,657	52,368	51,936	53,727	53,818

Share Price:
At the End of the Period	$29.85	$27.81	$25.35	$25.05	$25.17
High During Period	30.00	28.76	25.60	27.30	30.75
Low During Period	27.40	25.23	23.25	21.94	24.00

Capitalization Summary:
Market Value of Common Equity	$1,729,658	$1,604,164	$1,455,622	$1,438,246	$1,480,978
Preferred Equity	397,575	199,844	200,634	254,518	260,707
Total Debt (f)	1,513,277	1,672,304	1,675,310	1,607,356	1,569,826
Total Market Capitalization	3,640,510	3,476,312	3,331,566	3,300,120	3,311,511
Total Debt/Total Market Capitalization	41.6%	48.1%	50.3%	48.7%	47.4%

Financial Information:
Total Assets	$2,814,905	$2,796,570	$2,798,635	$2,815,705	$2,812,209
Book Value of Real Estate Assets (before accumulated depreciation)	3,103,079	3,048,870	3,060,301	3,052,736	3,012,611
Total Liabilities	1,632,298	1,802,196	1,795,263	1,741,692	1,664,936
Total Minority Interest (including OP)	73,555	74,240	76,144	76,222	77,962
Total Shareholders’ Equity	1,109,052	920,134	927,228	997,791	1,043,714
Total Operating Revenues	128,169	129,382	132,573	137,265	132,564
Property NOI	77,697	79,218	82,832	84,992	83,274
Property Operating Margin	63.9%	65.0%	65.2%	65.4%	65.6%
EBITDA (e)	76,180	78,405	80,123	82,167	81,630
Interest Coverage Ratio (b,e,g)	2.9	3.0	3.1	3.2	3.3
Interest Coverage Ratio (c,e,g)	2.9	3.0	3.1	3.1	3.3
Fixed Charge Coverage Ratio (b,e,g)	2.2	2.3	2.3	2.4	2.3
Fixed Charge Coverage Ratio (c,e,g)	2.2	2.3	2.3	2.3	2.3
Diluted FFO available to common shareholders (d)	46,266	47,006	48,382	50,540	43,193
Dividends Declared	0.50	0.50	0.50	0.50	0.50
FFO Payout Ratio—Diluted (h)	63.3%	61.7%	59.5%	57.5%	62.5%
EPS Payout Ratio (h)	135.1%	208.3%	217.4%	147.1%	72.5%
Net-Straight Line Revenue/Expense Adjustment	2,105	1,672	2,153	2,583	2,211

Portfolio Size (including unconsolidated properties):
Buildings	297	298	298	296	294
Total Square Footage (in thousands)	26,059	26,088	25,392	25.207	24,874
Current Occupancy	89.1%	89.8%	91.0%	92.3%	92.7%

(a)	Operating partnership.
(b)	Excluding capitalized interest. See page 30 for computation.
(c)	Including capitalized interest. See page 30 for computation.
(d)	Represents diluted Funds from Operations (FFO). Funds from operations is defined as net income (loss), excluding gains (losses) on sales of property, plus depreciation and amortization of assets and after adjustments for unconsolidated partnerships and joint ventures in accordance with the NAREIT definition. Diluted funds from operations is computed as FFO attributable to common shareholders adjusted to reflect all operating partnership units as if they were converted to common shares for any period in which they are not antidulitive.

See page 28 for a reconciliation of diluted FFO to net income.

(e)	Excludes $811 of HQ lease guarantees in the third quarter 2003.

See page 29 for reconciliation of EBITDA to net income.

(f)	Excludes bond issue costs and discounts and the fair value of interest rate swaps.
(g)	Refer to page 10 for definintion.
(h)	Refer to page 29 for calculation of these amounts.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Same Store Operating Property Results

(In thousands)

	Three Months Ended September 30,		% Change	Nine Months Ended September 30,		% Change
	2003	2002		2003	2002
Real estate operating revenue	$115,252	$124,221	-7.2%	$348,454	$362,684	-3.9%
Real estate operating expenses	41,508	41,458	0.1%	122,096	119,181	2.4%

Total real estate operating income	$73,744	$82,763	-10.9%	$226,358	$243,503	-7.0%

Straight-line rent adjustment	$1,541	$2,098	-26.5%	$4,105	$6,323	-35.1%

Average occupancy	88.5%	92.4%	-3.9%	89.8%	92.7%	-2.9%

Same store square footage	19,359,850			19,099,086

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Financial Ratios

Financial Position Ratios for Operations:

	Sept. 30, 2003	Dec. 31, 2002
Total Debt/Total Capitalization (Book Value)(1)	55.4%	59.2%
Total Debt/Total Capitalization (Market)(2)	41.6%	48.7%

Operating Ratios for Operations:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002
Secured Property Net Operating Income/EBITDA(3)	23.3%	31.3%	23.9%	29.9%

Interest Coverage (4)
Excluding capitalized interest	2.94	3.34	3.04	3.36
Including capitalized interest	2.89	3.26	2.99	3.25

Fixed Charge Coverage(5)
Excluding capitalized interest	2.23	2.32	2.29	2.24
Including capitalized interest	2.20	2.28	2.26	2.19

Diluted FFO Payout Ratio (6)	63.3%	62.5%	61.0%	64.4%

G&A as a % of Revenue (7)	7.7%	7.6%	7.8%	7.3%

NOTES:

(1)	Total debt excluding unamortized bond discount and fair market value of interest rate swaps divided by total debt excluding unamortized bond discount and fair market value of interest rate swaps plus stockholders’ equity, minority interest, rents received in advance and security deposits.
(2)	Total debt excluding unamortized bond discount and fair market value of interest rate swaps divided by market value of common stock (total common shares outstanding at quarter end times closing market price at quarter end) plus preferred equity liquidation value and total debt excluding unamortized bond discount and fair market value of interest rate swaps.
(3)	See page 24 for a reconciliation of EBITDA to net income and the computation of these amounts. Secured property net operating income is rental revenue less property operating expenses and real estate taxes from only those properties with mortgage debt.
(4)	Calculated as net income less interest expense (including or excluding capitalized interest), income tax expense, depreciation and amortization expense, minority interest, obligations under lease guarantees and gain (loss) on sale of assets and other provisions, net divided by interest expense (including or excluding capitalized interest).
(5)	Calculated as net income less interest expense (including or excluding capitalized interest), income tax expense, depreciation and amortization expense, minority interest, obligations under lease guarantees and gain (loss) on sale of assets and other provisions, net divided by principal mortgage debt payments plus preferred dividends and interest expense (including or excluding capitalized interest).
(6)	Dividends divided by diluted funds from operations (net income (loss), excluding gains (losses) on sales of property, plus depreciation and amortization of assets and after adjustments for unconsolidated partnerships and joint venture). See page 28 for a reconciliation of diluted funds from operations to net income.
(7)	General and administrative expense divided by revenue plus interest income and equity on earnings in consolidated entities.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Share and Operating Partnership Unit Data

The following table sets forth the Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership units outstanding at September 30, 2003 and December 31, 2002, and the weighted average Common and Series A Preferred shares of the Company and dividend and non-dividend paying operating partnership units outstanding for the quarter and nine months ended September 30, 2003 and 2002. The non-dividend paying units are not entitled to any distributions until they convert into dividend paying units on fixed dates in the future.

(In thousands)

	CarrAmerica Realty Corporation Common Shares Outstanding	CarrAmerica Realty Corporation Series A Convertible Preferred Shares Outstanding (a)	Dividend Paying Units Outstanding (b)	Non-Dividend Paying Units Outstanding
Outstanding as of
September 30, 2003	52,330	—	5,615	—
December 31, 2002	51,836	—	5,579	89

Weighted average for the three months ended September 30,
2003	51,925	—	5,581	34
2002	53,124	—	5,619	123

Weighted average for the nine months ended September 30,
2003	51,751	—	5,571	71
2002	52,824	4	5,692	160

Notes:

(a)	Series A Preferred shares were convertible into common shares on a one-for-one basis. Balance of shares were converted in the first quarter of 2002.
(b)	Operating partnership Units are redeemable for cash or common shares, at our option, on a one-for-one basis.
(c)	The Company has the following Cumulative Redeemable Preferred shares outstanding as of September 30, 2003 which are not included in the table above. The Series B, C and D shares were redeemed October 12, 2003:

Series B	877,017 Shares
Series C	5,291,870 Shares
Series D	1,684,110 Shares
Series E	8,050,000 Shares

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Debt Capitalization Summary

($ in thousands)
					Principal Maturity
Description of Notes/Lender	Property	Principal Outstanding	Interest Rate	Maturity Date	2003	2004	2005	2006	2007	2008 & Thereafter
Sun Life Assurance Company of Canada	Tract 17/Canyon Park Commons	4,423	9.13%	01-Dec-04	78	4,345	—	—	—	—
UBS Mortgage Finance Inc.	U.S. West	10,032	7.92%	01-Dec-05	1,014	4,363	4,655	—	—	—
UBS Mortgage Finance Inc.	U.S. West	3,025	7.92%	01-Dec-05	290	1,291	1,444	—	—	—
UBS Mortgage Finance Inc.	U.S. West	4,538	7.92%	01-Dec-05	435	1,936	2,167	—	—	—
UBS Mortgage Finance Inc.	U.S. West	4,538	7.92%	01-Dec-05	435	1,936	2,167	—	—	—
Salomon Brothers	Redmond East	25,279	8.38%	01-Jan-06	134	569	24,576	—	—	—
State Farm	Peterson (Note 2)	17,271	7.20%	01-Jan-06	221	929	16,121	—	—	—
EquiTrust Life Insurance Co.	Holcomb Place	3,204	8.25%	01-Nov-06	19	78	99	3,008	—	—
Teachers Ins. and Ann. Assoc. of Amer.	Wasatch Corporate Center	11,566	8.15%	02-Jan-07	70	293	318	10,885	—	—
Metropolitan Life Insurance Company	2600 West Olive	18,455	6.75%	01-Jan-09	70	292	313	334	358	17,088
Midland Loan Services	Palomar Oaks	9,312	8.85%	01-Apr-09	50	213	233	255	278	8,283
Northwest Mutual	1255 23rd St (Note 1)	37,048	8.12%	01-Apr-09	148	609	662	717	778	34,134
Northwest Mutual	1730 Penn, I Square (Note 1)	177,693	8.12%	01-Apr-09	705	2,921	3,176	3,440	3,730	163,721
New York Life Insurance	South Coast	14,449	7.13%	10-Jun-09	64	270	290	312	335	13,178
Business Men’s Assurance Co.	Sorenson—Bus. Men’s Assur.	1,904	7.75%	01-Jul-11	45	190	205	222	240	1,002
Berkshire Life Insurance Co.	Sorenson—Berkshire	1,434	8.88%	01-May-17	14	58	64	70	76	1,152
Aid Association for Lutherans	900 19th St/Pres. Plaza (Note 3)	14,568	8.25%	15-Jul-19	114	481	523	567	616	12,267
TransAmerica Life Insurance	1775 Penn	11,503	7.63%	01-Sep-09	36	150	162	175	188	10,792

		$370,242			$3,942	$20,924	$57,175	$19,985	$6,599	$261,617

Note 1: Secured by International Square, 1730 Pennsylvania Avenue and 1255 23rd Street.

Note 2: Secured by Century Springs West, Glenridge, Midori, Holcomb and Parkwood.

Note 3: Holder has right to call loan any time after 8/1/04 with 6 months notice. Borrower can prepay any time after 7/1/04 without penalty.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Debt Capitalization Summary—continued

($ In thousands)

Unsecured Bonds Payable
				Principal Maturity
	Principal Outstanding	Interest Rate	Maturity Date	2003	2004	2005	2006	2007	2008 & Thereafter
7.200% Notes due 2004*	$150,000	7.200%	1-Jul-04	$—	$150,000	$—	$—	$—	$—

7.375% Notes due 2007	$125,000	7.375%	1-Jul-07	$—	$—	$—	$—	$125,000	$—

6.625% Notes due 2005	$100,000	6.625%	1-Mar-05	$—	$—	$100,000	$—	$—	$—

6.875% Notes due 2008	$100,000	6.875%	1-Mar-08	$—	$—	$—	$—	$—	$100,000

7.125% Notes due 2012	$400,000	7.125%	15-Jan-12	$—	$—	$—	$—	$—	$400,000

5.261% Notes due 2007	$50,000	5.261%	30-Nov-07	$—	$—	$—	$—	$50,000	$—

5.250% Notes due 2007*	$175,000	5.250%	30-Nov-07	$—	$—	$—	$—	$175,000	$—

*	See Hedging Below

Unsecured Line of Credit

Lender	Available Commitment	Interest Rate	Maturity Date	Amount Outstanding Beginning of Year	Advances	Repayments	Amount Outstanding End of Period
JP Morgan Chase	$500,000	L+.700%	28-Jun-04	$88,000	$354,000	$399,000	$43,000

Hedging Instruments	Notional Amount	Terms	Maturity Date	Reset
Interest rate swap	$150,000	6ML+2.72%	1-Jul-04	Arrears
Interest rate cap	$97,000	1ML capped at 6.75%	1-Sep-04	Prompt
Interest rate swap	$175,000	6ML+1.40%	30-Nov-07	Arrears

Bond Covenants	Actual	Requirement
Consolidated income available for debt service	2.93	> 1.50
Total indebtedness to total assets	43.7%	<60%
Total secured debt to total assets	10.7%	<40%
Unencumbered assets to unsecured indebtedness	230.6%	>150%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Investment Balances

	Accounting Method	Percentage Ownership	Investment Balance as of Sept. 30, 2003 ($000)
Carr Office Park LLC	Equity	35%	45,264
575 7th Street	Equity	30%	23,223
1919 Pennsylvania Assoc.	Equity	49%	16,701
10 UCP	Equity	20%	13,451
1717 Pennsylvania[1]	Equity	50%	8,899
1201 F Street	Equity	35%	8,721
300 W. Sixth Street	Equity	20%	6,170
Custer Court	Equity	49%	2,932
AgilQuest	Cost	18%	2,759
WCM JV	Equity	16%	1,624
CC JM II	Equity	50%	1,619
essention	Cost	19%	1,217

			132,580

[1]	On October 1, 2003, we acquired the 50% of this partnership that we did not own for approximately $34.0 million including $12.0 million of acquired debt.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Unconsolidated Equity Investments

As of and for the nine months ended September 30, 2003

($ in thousands)	CC JM	1717 Penn[4]	Custer Court	1201 F St.	300 W. Sixth St.	Carr Office Park	WCM JV	1919 Assoc.	575 Seventh	10 UCP
Equity[1]	1,791	8,913	2,573	9,217	5,283	67,333	1,482	18,074	16,707	13,451
Loans Payable[2]	9,188	11,794	3,676	13,607	11,000	77,004	—	39,410	19,838	26,300
Percentage Ownership	50%	50%	49%	35%	20%	35%	16%	49%	30%	20%
Total revenue	3,976	5,892	980	8,480	7,957	53,502	1,097	13,304	405	6,816

Expenses
Operating expenses	1,180	2,401	688	2,885	3,633	19,568	173	4,420	151	2,504
Interest expense	990	1,178	330	2,049	1,849	11,772	—	4,456	29	1,142
Depreciation/amortization	869	1,612	396	1,996	2,709	14,755	465	2,198	111	1,421

Total expenses	3,039	5,191	1,414	6,930	8,191	46,095	638	11,074	291	5,067

Net income	937	701	(434)	1,550	(234)	7,407	459	2,230	114	1,749

CarrAmerica’s share of net
net income	469	351	(213)	543	(47)	2,592	73	1,093	34	350
Adjustments[3]	—	—	—	—	—	(285)	—	—	—	—

Equity in earnings	469	351	(213)	543	(47)	2,307	73	1,093	34	350

[1]	CarrAmerica’s share of the investee’s equity
[2]	CarrAmerica’s percentage of investee’s debt
[3]	Adjustments made to investee’s net income for equity in earnings
[4]	See note on page 14.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of Sept. 30, 2003

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Consolidated Properties

EAST REGION
Downtown Washington, D.C.:
International Square	1,014,914	97.5%	3
900 19th Street	101,215	96.4%	1
2550 M Street	192,393	100.0%	1
1730 Pennsylvania Avenue	229,292	98.7%	1
1255 23rd Street	306,395	96.9%	1
1747 Pennsylvania Avenue	151,997	100.0%	1
1775 Pennsylvania Avenue	143,857	98.6%	1
Suburban Washington, D.C.:
One Rock Spring Plaza	205,721	97.1%	1
Sunrise Corporate Center	260,253	99.2%	3
Reston Crossing East & West	327,788	100.0%	2
TransPotomac V Plaza	97,006	98.1%	1
Canal Center	492,001	84.9%	4

Washington, D.C. Subtotal	3,522,832	96.4%	20

Atlanta, GA:
Glenridge	63,494	91.3%	1
Century Springs West	95,206	61.9%	1
Holcomb Place	72,828	100.0%	1
Midori	100,195	48.1%	1
Parkwood	150,270	96.0%	1
The Summit	179,085	79.9%	1
Spalding Ridge	127,726	80.4%	1
2400 Lake Park Drive	103,460	76.2%	1
680 Engineering Drive	62,154	61.5%	1
Embassy Row	465,835	77.9%	3
Embassy 100, 500	190,470	100.0%	2
Waterford Centre	83,170	51.9%	1
The Forum	90,462	100.0%	1

Atlanta Subtotal	1,784,355	80.3%	16

East Region Subtotal:	5,307,187	91.0%	36	26.1%

PACIFIC REGION
Southern California,
Orange County/Los Angeles:
Scenic Business Park	138,076	85.8%	4
Harbor Corporate Park	151,239	98.3%	4
Warner Center	344,706	96.7%	12
South Coast Executive Center	162,504	96.6%	2
Warner Premier	61,210	94.0%	1
Von Karman	104,375	100.0%	1

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of Sept. 30, 2003 (con’t)

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
2600 W. Olive	144,831	100.0%	1
Bay Technology Center	107,481	100.0%	2
Pacific Corporate Plaza 1,2, & 3	124,119	100.0%	3
Alton Deere Plaza	182,461	89.8%	6
Westlake Spectrum	108,084	85.9%	2

Orange County/Los Angeles Subtotal	1,629,086	95.3%	38

Southern California,
San Diego:
Del Mar Corporate Plaza	123,142	53.5%	2
Towne Center Technology Park 1, 2, 3	182,120	100.0%	3
Lightspan	64,800	100.0%	1
La Jolla Spectrum 1 & 2	156,653	100.0%	2
Palomar Oaks Technology Park	170,357	83.1%	6
Town Center Technology Park IV	105,358	100.0%	1
Highlands Corporate Center	205,191	93.3%	5
11119 Torrey Pines Road	76,701	100.0%	1
Carroll Vista I & II	107,579	100.0%	3

San Diego Subtotal	1,191,901	91.6%	24

Northern California,
San Francisco Bay Area:
CarrAmerica Corporate Center	1,004,679	97.2%	7
Valley Business Park I	67,784	91.4%	2
Bayshore Centre 2	94,874	100.0%	1
Rincon Centre	201,178	88.4%	3
Valley Centre II	212,082	100.0%	4
Valley Office Centre	68,881	91.9%	2
Valley Centre	102,291	100.0%	2
Valley Business Park II	166,928	88.9%	6
Rio Robles	368,178	59.0%	7
First Street Technology Center	67,582	0.0%	1
Baytech Business Park	300,000	87.2%	4
3571 North First Street	116,000	100.0%	1
San Mateo Center I	73,240	28.2%	1
Oakmead West Land A-G	425,981	100.0%	7
San Mateo II & III	141,427	69.7%	2
Hacienda West	207,224	97.0%	2
Sunnyvale Technology Center	165,520	100.0%	5
Clarify Corporate Center 1, 2, 3, 4	258,048	100.0%	4
Valley Technology Center 1, 2, 3, 4, 5, 6 & 7	460,590	100.0%	7
Golden Gateway Commons	276,370	88.9%	3
Techmart Commerce Center	267,735	90.9%	1
Fremont Technology Park 1, 2, 3	139,304	61.1%	3
Mountain View Gateway Center	236,400	100.0%	2

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of Sept. 30, 2003 (con’t)

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Stanford Research Park	89,595	100.0%	2
500 Forbes	155,685	100.0%	1

San Francisco Subtotal	5,667,576	90.3%	80

Portland, OR:
Sunset Corporate Park	132,531	60.0%	3
Rock Creek Corp Center	142,662	100.0%	3

Portland Subtotal	275,193	80.7%	6

Seattle, WA:
Redmond East	396,497	90.4%	10
Redmond Hilltop B & C	90,880	100.0%	2
Canyon Park	316,667	99.1%	6
Willow Creek	96,179	100.0%	1
Willow Creek Corp. Center 1, 2, 3, 4, 5, & 6	328,537	10.6%	6
Canyon Park Commons 1, 2, 4	176,846	100.0%	3
Canyon Park Commons	95,290	100.0%	1

Seattle Subtotal	1,500,896	77.7%	29

Pacific Region Subtotal	10,264,652	89.2%	177	50.6%

CENTRAL REGION
Austin, TX:
City View Centre	137,185	76.7%	3
City View Centre	128,716	100.0%	1
Tower of the Hills	166,149	100.0%	2

Austin Subtotal	432,050	92.6%	6

Chicago, IL:
Parkway North I	249,259	31.5%	1
Unisys	366,497	66.7%	2
The Crossings	291,888	77.0%	1
Bannockburn I & II	209,450	83.3%	2
Bannockburn IV	108,801	93.0%	1

Chicago Subtotal	1,225,895	67.2%	7

Dallas, TX:
Cedar Maple Plaza	113,117	85.7%	3
Quorum North	115,723	55.9%	1
Quorum Place	178,684	74.6%	1
Tollway Plaza 1, 2	359,903	96.9%	2
Two Mission Park	77,593	73.8%	1
5000 Quorum	161,338	72.8%	1

Dallas Subtotal	1,006,358	81.3%	9

Central Region Subtotal	2,664,303	76.7%	22	13.1%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of Sept. 30, 2003 (con’t)

	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings

MOUNTAIN REGION
Denver, CO:
Harlequin Plaza	324,601	97.7%	2
Quebec Court I	130,000	100.0%	1
Quebec Court II	157,294	100.0%	1
Quebec Centre	106,867	95.6%	3
Dry Creek 2 & 3	185,957	84.9%	2

Denver Subtotal	904,719	95.6%	9

Phoenix, AZ:
Qwest Communications	532,506	100.0%	4

Salt Lake City, UT:
Sorenson Research Park	281,264	90.8%	5
Wasatch Corporate Center	178,231	79.3%	3
Wasatch Corporate Center 18	49,566	62.1%	1
Sorenson X	41,288	100.0%	1
Creekside I & II	78,000	100.0%	1

Salt Lake City Subtotal	628,349	87.0%	11

Mountain Region Subtotal	2,065,574	94.1%	24	10.2%

TOTAL CONSOLIDATED PROPERTIES:	20,301,716		259	100.0%
WEIGHTED AVERAGE @ Sept. 30, 2003		88.5%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Summary of Portfolio Operating Properties As Of Sept. 30, 2003

Property	Company’s Effective Property Ownership	Net Rentable Area in Square Feet(1)	Percent Leased(2)	Number of Buildings
Unconsolidated Properties
Washington, D.C.:
1919 Pennsylvania Avenue	49.0%	328,667	98.2%	1
2025 M Street	49.0%	245,303	99.5%	1
1201 F Street	35.0%	226,922	99.6%	1
Bond Building	15.0%	162,182	100.0%	1
1717 Pennsylvania Avenue	50.0%	184,446	100.0%	1
Booz-Allen & Hamilton Building	50.0%	222,989	100.0%	1

Portland, OR:
GM Call Center	16.2%	103,279	100.0%	1

Chicago Market Office:
Parkway 3, 4, 5, 6, 9, 10	35.0%	774,900	82.6%	6

Dallas Market Office:
Royal Ridge Phase II, A,B	35.0%	505,677	97.6%	4
Custer Court	49.0%	120,838	62.4%	1

Austin Market Office:
300 W. 6th Street	20.0%	446,391	69.2%	1
Riata Corporate	35.0%	673,622	98.8%	8
Riata Crossing	35.0%	324,056	100.0%	4

Denver Market Office:
Panorama I, II, III, V, VIII, X	35.0%	664,050	97.9%	6

Orange County/Los Angeles Market Office:
10UCP	20.0%	774,364	80.6%	1

TOTAL UNCONSOLIDATED PROPERTIES:		5,757,686		38
WEIGHTED AVERAGE @ Sept. 30, 2003			91.2%

ALL OPERATING PROPERTIES
TOTAL:		26,059,402		297
WEIGHTED AVERAGE @ Sept. 30, 2003			89.1%

(1)	Includes office, retail and parking space but excludes storage space.
(2)	Includes space for leases that have been executed and have commenced as of Sept. 30, 2003.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Lease Rollover Schedule—Stabilized Properties

Region/Market	Sq. Feet	Current Occupancy	YTD Avg/ Occupancy	Vacant Sq. Feet	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013 & Thereafter
PACIFIC REGION
San Francisco Bay Area	5,667,576	90.3%	91.4%	548,831	252,777	606,357	633,555	948,729	586,350	889,533	409,331	183,653	—	307,756	300,704
Orange County/Los Angeles	1,629,086	95.3%	89.4%	76,641	62,030	253,976	119,739	319,240	276,997	298,408	38,363	25,428	82,405	30,402	45,457
Seattle	1,500,896	77.7%	86.3%	334,469	10,803	172,888	329,719	112,461	49,779	81,821	333,264	—	—	—	75,692
San Diego	1,191,901	91.6%	95.2%	99,850	168,711	161,274	72,130	163,757	30,542	9,170	97,969	24,126	—	287,478	76,894
Portland	275,193	80.7%	80.7%	53,069	9,703	31,497	14,390	—	122,127	—	—	44,407	—	—	—

MOUNTAIN REGION
Denver	904,719	95.5%	93.5%	40,277	23,494	60,603	179,693	153,654	10,924	368,159	35,124	—	—	—	32,791
Phoenix	532,506	100.0%	100.0%	—	—	—	—	—	532,506	—	—	—	—	—	—
Salt Lake City	628,349	87.0%	85.0%	81,584	23,055	155,581	64,174	92,999	142,751	21,300	—	—	—	28,814	18,091.00

CENTRAL REGION
Chicago	1,225,895	67.2%	72.8%	402,378	21,114	169,495	87,738	56,459	74,962	165,525	16,760	54,579	75,750	21,082	80,053
Dallas	1,006,358	81.3%	85.8%	187,730	64,944	135,041	92,264	59,886	138,015	166,959	130,195	4,278	6,589	—	20,457
Austin	432,050	92.6%	90.3%	31,964	1,874	278,995	11,882	20,050	51,541	—	27,036	—	—	—	8,708

EAST REGION
Washington, DC
Downtown Properties	2,140,063	98.0%	97.9%	43,238	10,790	67,029	187,812	374,622	279,220	217,446	86,474	39,911	3,528	239,237	590,756
Suburban Properties	1,382,769	93.9%	95.2%	84,147	29,943	113,500	275,230	76,099	148,662	66,631	377,620	95,761	67,901	47,275	—
Atlanta	1,784,355	80.2%	82.8%	352,494	103,310	172,279	103,824	64,371	181,376	65,704	187,804	142,722	211,125	64,835	134,511

Total	20,301,716	88.5%	88.9%	2,336,672	782,548	2,378,515	2,172,150	2,442,327	2,625,752	2,350,656	1,739,940	614,865	447,298	1,026,879	1,384,114

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Rent Rollover Schedule—Stabilized Properties

Region/Market	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013 & Thereafter
PACIFIC REGION
San Francisco Bay Area	$4,174,468	$14,712,713	$22,726,775	$24,091,860	$8,745,045	$16,110,282	$8,292,898	$6,078,057	$—	$7,893,580	$9,825,214
Orange County/Los Angeles	1,238,052	5,988,603	3,045,401	8,040,760	5,074,741	5,876,022	357,609	487,566	1,913,647	729,648	907,360
Seattle	182,279	2,406,399	5,232,353	1,452,033	660,857	1,158,686	5,305,053	—	—	—	1,135,380
San Diego	2,391,869	3,669,453	2,399,037	3,700,401	571,535	210,000	3,208,836	1,182,437	—	5,318,062	3,328,335
Portland	91,908	625,792	215,807	—	2,680,688	—	—	608,496	—	—	—

MOUNTAIN REGION
Denver	379,919	1,133,789	3,282,663	2,729,995	189,665	6,287,405	507,117	—	—	—	476,568
Phoenix	—	—	—	—	10,253,938	—	—	—	—	—	—
Salt Lake City	320,276	2,359,197	1,101,397	1,175,431	1,899,314	302,460	—	—	—	473,414	267,780

CENTRAL REGION
Chicago	394,172	3,290,102	1,434,480	858,951	1,326,738	2,654,482	295,123	936,277	1,174,853	339,836	843,593
Dallas	1,306,072	2,912,458	2,024,674	1,210,441	2,521,490	3,469,209	1,598,851	89,838	158,136	—	—
Austin	40,149	4,753,428	217,753	365,526	644,852	—	477,996	—	—	—	—

EAST REGION
Washington, DC
Downtown Properties	359,873	2,239,048	3,823,273	12,116,174	8,911,341	7,797,971	2,919,077	1,299,383	135,683	8,327,997	30,726,723
Suburban Properties	810,319	3,034,265	6,934,206	2,344,728	4,382,578	1,486,040	8,305,237	2,756,824	1,945,257	1,377,286	—
Atlanta	1,939,236	3,396,666	1,896,218	1,316,428	3,397,639	112,731	2,928,673	2,089,538	3,819,296	1,405,623	2,475,918

Total	$13,628,592	$50,521,913	$54,334,037	$59,402,728	$51,260,421	$45,465,288	$34,196,470	$15,528,416	$9,146,872	$25,865,446	$49,986,871

Note: Represents rent rollover of minimum annualized base rent.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Operating Portfolio Lease Economics

	3rd Quarter 2003
Market	Total Executed Sq. Ft.	New GAAP Rental Rate	Prior GAAP Rental Rate	% Change In GAAP Rental Rate	Ave. Lease Term in Years	Lease Commissions Per Sq. Ft.	Tenant Improvements Per Sq. Ft.	Total T/I’s and L/C’s Per Sq. Ft.
Atlanta	47,144	17.64	18.83	-6.32%	6.84	4.93	10.33	15.26
Austin	10,001	18.53	20.93	-11.46%	4.09	2.10	8.90	11.00
Chicago	72,717	18.42	26.09	-29.41%	6.11	5.83	17.11	22.94
Dallas	38,431	14.62	22.09	-33.81%	3.49	1.96	7.49	9.45
Denver	56,295	14.75	19.10	-22.75%	8.48	8.49	25.65	34.14
Los Angeles/Orange County	194,705	19.50	20.84	-6.45%	3.55	1.03	4.48	5.51
Portland	—	—	—	—	—	—	—	—
Salt Lake City	1,908	14.38	17.32	-16.97%	4.25	4.28	11.74	16.02
San Diego	54,287	28.34	29.28	-3.22%	5.43	8.58	7.52	16.10
San Francisco Bay	321,715	27.13	24.77	9.56%	5.49	4.18	2.01	6.19
Seattle	70,837	15.73	21.65	-27.33%	3.37	0.21	0.85	1.06
Suburban Washington DC	15,234	31.33	29.17	7.40%	5.00	2.53	—	2.53
Downtown Washington DC	4,478	37.06	34.29	8.08%	5.09	—	15.00	15.00

Total	887,752	22.60	23.64	-4.40%	5.09	3.72	6.34	10.06

	3rd Quarter 2002
Market	Total Executed Sq. Ft.	New GAAP Rental Rate	Prior GAAP Rental Rate	% Change In GAAP Rental Rate	Ave. Lease Term in Years	Lease Commissions Per Sq. Ft.	Tenant Improvements Per Sq. Ft.	Total T/I’s and L/C’s Per Sq. Ft.
Atlanta	141,413	16.40	21.85	-24.98%	6.09	4.16	19.98	24.14
Austin	1,726	8.91	27.28	-67.34%	5.34	3.98	7.98	11.96
Chicago	59,582	23.32	25.01	-6.74%	3.71	3.89	10.24	14.13
Dallas	32,105	16.32	19.93	-18.12%	4.57	4.81	12.00	16.81
Denver	11,118	15.47	25.17	-38.54%	4.74	1.04	2.01	3.05
Los Angeles/Orange County	96,055	22.38	26.71	-16.22%	4.86	3.97	6.37	10.34
Portland	6,909	17.16	18.16	-5.51%	1.00	—	—	—
Salt Lake City	36,962	20.91	19.98	4.67%	2.75	1.16	3.85	5.01
San Diego	31,480	25.71	24.36	5.54%	1.71	1.59	1.77	3.36
San Francisco Bay	127,937	19.86	29.86	-33.49%	3.59	3.98	7.35	11.33
Seattle	8,694	21.78	23.41	-6.96%	1.70	—	—	—
Suburban Washington DC	5,998	30.23	31.60	-4.32%	3.58	3.40	21.58	24.98
Downtown Washington DC	3,234	30.78	36.20	-14.97%	1.27	1.26	—	1.26

Total	563,213	19.86	24.80	-19.89%	4.30	3.56	10.18	13.74

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Operating Portfolio Lease Economics

	2003 Year-to-Date
Market	Total Executed Sq. Ft.	New GAAP Rental Rate	Prior GAAP Rental Rate	% Change In GAAP Rental Rate	Ave. Lease Term in Years	Lease Commissions Per Sq. Ft.	Tenant Improvements Per Sq. Ft.	Total T/I’s and L/C’s Per Sq. Ft.
Atlanta	152,979	18.10	20.11	-9.99%	4.83	3.12	7.63	10.75
Austin	26,410	18.08	23.74	-23.85%	5.29	3.59	6.67	10.26
Chicago	281,564	22.49	25.59	-12.12%	6.80	6.42	14.83	21.25
Dallas	159,089	17.30	22.78	-24.03%	4.49	2.86	10.35	13.21
Denver	68,461	15.53	18.70	-16.99%	7.73	7.17	21.84	29.01
Los Angeles/Orange County	402,200	19.90	22.16	-10.21%	4.82	3.44	12.74	16.18
Portland	—	—	—	—	—	—	—	—
Salt Lake City	67,546	13.02	15.07	-13.60%	6.10	4.73	8.88	13.61
San Diego	83,054	29.24	31.21	-6.31%	4.83	7.24	9.00	16.24
San Francisco Bay	731,533	22.32	29.13	-23.36%	5.61	5.86	11.46	17.32
Seattle	122,028	17.94	22.04	-18.60%	4.01	0.12	3.11	3.23
Suburban Washington DC	31,359	30.68	27.87	10.08%	4.41	2.12	2.49	4.61
Downtown Washington DC	456,314	46.13	42.91	7.50%	14.92	15.63	58.45	74.08

Total	2,582,537	26.01	28.88	-9.95%	7.10	6.63	19.61	26.24

	2002 Year-to-Date
Market	Total Executed Sq. Ft.	New GAAP Rental Rate	Prior GAAP Rental Rate	% Change In GAAP Rental Rate	Ave. Lease Term in Years	Lease Commissions Per Sq. Ft.	Tenant Improvements Per Sq. Ft.	Total T/I’s and L/C’s Per Sq. Ft.
Atlanta	289,173	18.39	21.39	-14.03%	5.42	2.71	11.33	14.04
Austin	47,713	22.65	23.05	-1.72%	5.01	4.55	18.16	22.71
Chicago	156,735	21.93	24.96	-12.12%	4.35	3.90	6.03	9.93
Dallas	81,654	18.75	21.40	-12.37%	3.99	4.38	7.98	12.36
Denver	181,299	16.49	19.17	-14.02%	5.23	2.89	10.95	13.84
Los Angeles/Orange County	225,894	23.30	26.18	-11.00%	6.57	5.59	15.68	21.27
Portland	20,818	17.49	19.26	-9.22%	2.04	—	—	—
Salt Lake City	87,587	19.52	16.80	16.19%	2.32	0.49	1.62	2.11
San Diego	73,579	26.34	24.44	7.78%	2.74	3.30	7.40	10.70
San Francisco Bay	463,594	23.67	28.01	-15.52%	3.94	4.80	6.33	11.13
Seattle	12,148	22.44	23.68	-5.26%	2.28	—	—	—
Suburban Washington DC	5,998	30.23	31.60	-4.32%	3.58	3.40	21.58	24.98
Downtown Washington DC	17,790	38.69	34.21	13.09%	6.60	5.58	26.08	31.66

Total	1,663,982	21.41	23.96	-10.67%	4.62	3.84	9.30	13.14

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

25 Largest Tenants—Based on Annualized Base Rent

Tenant	Percentage of Portfolio Annualized Rent	Square Feet	Percentage of Occupied Square Feet
International Monetary Fund	4.10%	501,068	2.39%
Qwest Communications	2.44%	532,506	2.54%
AT&T	2.12%	538,979	2.57%
Peoplesoft, Inc.	2.04%	215,323	1.03%
Nextel Communications, Inc.	1.84%	377,452	1.80%
Nortel Networks, Inc.	1.80%	258,048	1.23%
Cell Genesys	1.56%	155,685	0.74%
Patton Boggs, L.L.P.	1.53%	190,975	0.91%
Sun Microsystems, Inc.	1.52%	239,608	1.14%
Citicorp	1.36%	222,651	1.06%
Applied Materials, Inc.	1.28%	223,326	1.06%
Merrill Lynch	1.26%	127,736	0.61%
Gateway, Inc.	1.26%	287,478	1.37%
Software AG of North America	1.21%	209,521	1.00%
Proxim, Inc.	1.19%	202,655	0.97%
Lattice Semiconductor Corp.	1.18%	216,650	1.03%
Federal Deposit Insurance Corp	0.97%	121,793	0.58%
Safeway Inc.	0.93%	145,350	0.69%
King & Spalding	0.84%	88,655	0.42%
Pacific Bell Mobile Services	0.81%	139,489	0.66%
KPMG, LLP	0.79%	135,558	0.65%
The Scripps Research Institute	0.79%	76,894	0.37%
Boston Scientific	0.76%	212,082	1.01%
Chronicle of Higher Education	0.73%	90,416	0.43%
Unisys Corp.	0.70%	165,688	0.79%

TOTAL	35.01%	5,675,586	27.05%

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Current Development Activity by Market

Wholly Owned Property Under Construction @ Sept. 30, 2003	Start Date	Estimated Construction Completion Date	In Place Dev Costs	Cost of Units Sold	Estimated Remaining Costs to Complete	Total Projected Investment
Washington, DC
675 E Street[1]	4Q01	3Q03	12,988	665	6,701	20,354

[1]	675 E Street is a residential project with units for sale. There is no rentable square footage or yield based on income associated with this project.

Partially Owned Property Under Construction @ Sept. 30, 2003 [2]	% Ownership	Square Feet	Start Date	Estimated Construction Completion Date	Estimated Stabilization Date	In Place Dev Costs	Estimated Remaining Costs to Complete	Total Projected Investment	Estimated Stabilized Return	% Currently Leased or Committed
Washington, DC
575 7th Street	30%	476,352	3Q01	3Q03	3Q04	126,617	32,421	159,038	10.5%	52.7%

[2]	Project yields represent Carr’s yields, exclusive of fees.

Note: Estimated construction completion date based on substantial completion of the core and shell building.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Land Held for Future Development

Region/Property	Market	Acres	Buildable Office Square Feet
Wholly Owned Land
Pacific Region
Canyon Pointe A-B	Seattle, WA	10	173,760
LaJolla Commons	San Diego, CA	2	45,000
Sunset Corporate	Portland, OR	12	124,800

Subtotal		24	343,560

Mountain Region
Dry Creek Corporate Center	Denver, CO	80	748,000
Sorenson Research Park XI	Salt Lake City, UT	6	80,238
Wasatch 16	Salt Lake City, UT	5	80,238
Creekside 2 owned	Salt Lake City, UT	6	78,000
Creekside 3 optioned	Salt Lake City, UT	6	78,452

Subtotal		103	1,064,928

Central Region
Tollway Plaza III	Dallas, TX	4	134,400
Royal Ridge IV & V	Dallas, TX	29	417,000

Subtotal		33	551,400

Eastern Region
Peninsula Corporate Center 1-2[1]	Boca Raton, FL	19	221,350

Total		179	2,181,238

Partially Owned Land
Mountain Region
Panorama IV	Denver, CO	7	136,850
Panorama VI	Denver, CO	9	129,898
Panorama VII	Denver, CO	6	100,000
Panorama IX	Denver, CO	6	125,490

Subtotal		28	492,238

Central Region
Riata 1	Austin, TX	4	61,585
Riata Crossing 4	Austin, TX	5	79,780
Riata Crossing 6	Austin, TX	8	49,702
Seven/Eight Parkway North	Chicago, IL	11	250,567
Royal Ridge Bldgs 4-6	Dallas, TX	16	316,786
Royal Ridge Bldg 8	Dallas, TX	6	132,709

		50	891,129

Total		78	1,383,367

Total All Land Held for Future Development or Sale		257	3,564,605

[1]	Property currently held for sale

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data—Reconciliation of Non-GAAP Financial Measures

Reconciliation of Diluted Funds from Operations to Net Income

	Quarter Ended
(In thousands)	9/30/03	6/30/03	3/31/03	12/31/02	9/30/02
Net income	$23,987	$16,829	$18,971	$23,501	$48,119
Depreciation and amortization	34,658	35,653	33,343	35,745	32,331
Minority interest	2,283	2,366	2,796	2,329	(36)
Gain on sale of property	(120)	(3,531)	277	(5,270)	(7,042)
Gain on sale of discontinued operations	(10,035)	—	—	—	(19,085)
Preferred stock dividends and dividends on unvested restricted stock	(4,507)	(4,311)	(7,005)	(5,765)	(11,094)

Diluted funds from operations[1]	$46,266	$47,006	$48,382	$50,540	$43,193

[1]	FFO is a widely used measure of operating performance for real estate companies. We provide FFO as a supplement to net income calculated in accordance with GAAP. Although FFO is a widely used measure of operating performance for equity REITs, FFO does not represent net income calculated in accordance with GAAP. As such, it should not be considered an alternative to net income as an indication of our operating performance. In addition, FFO does not represent cash generated from operating activities in accordance with GAAP, nor does it represent cash available to pay distributions and should not be considered as an alternative to cash flow from operating activities, determined in accordance with GAAP as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions. We believe that FFO is helpful to investors as a measure of our performance because it excludes various items included in net income that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, which can make periodic analyses of operating performance more difficult to compare. Our management believes, however, that FFO, by excluding such items, which can vary among owners of similar assets in similar condition based on historical cost accounting and useful life estimates, can help compare the operating performance of a company’s real estate between periods or as compared to different companies. Our FFO may not be comparable to FFO reported by other REITs.

Reconciliation of Diluted Funds from Operations per Share to Diluted Earnings per Share

	Quarter Ended
	9/30/03	6/30/03	3/31/03	12/31/02	9/30/02
Diluted net income per share	$0.37	$0.24	$0.23	$0.34	$0.69
Add: Depreciation and amortization	0.60	0.62	0.64	0.67	0.60
Less: Gain on sale of property	—	(0.06)	—	(0.10)	(0.13)
Minority interest adjustment	0.04	0.07	0.05	0.04	—
Gain on sale of discontinued operations	(0.17)	—	—	—	(0.36)
Adjustment for share difference[2]	(0.05)	(0.06)	(0.08)	(0.08)	—

Diluted funds from operations per share[1]	$0.79	$0.81	$0.84	$0.87	$0.80

[1]	Funds from operations is defined as net income, excluding gains on sales of property, plus depreciation and amortization of assets and after adjustments for unconsolidated partnerships and joint venture. Diluted funds from operations is computed as FFO attributable to common shareholders adjusted to reflect all operating partnership units as if they were converted to common shares for any period in which they are not antidilutive.
[2]	Operating partnership units are considered to be converted to common shares for any period in which they are not antidilutive. Diluted FFO per share may include operating partnership units in periods which operating partnership units are antidilutive for EPS purposes.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data—Reconciliation of Non-GAAP Financial Measures (con’t)

Reconciliation of EBITDA to Net Income

	Quarter Ended
(In thousands)	9/30/03	6/30/03	3/31/03	12/31/02	9/30/02
EBITDA	$76,180	$78,405	$80,123	$82,167	$81,630
Add: Gain (loss) on sale of assets	10,155	3,522	(277)	5,270	26,129
Less: Interest	(25,880)	(26,035)	(25,873)	(25,445)	(24,456)
Taxes	(63)	(120)	(252)	(57)	(106)
Depreciation and amortization	(32,978)	(33,549)	(31,674)	(34,082)	(29,965)
Impairment losses	—	(2,701)	—	(1,171)	—
Minority interest	(2,616)	(2,693)	(3,076)	(2,681)	(5,113)
essention investment impairment	—	—	—	(500)	—
HQ lease guarantees	(811)	—	—	—	—

Net income	$23,987	$16,829	$18,971	$23,501	$48,119

EBITDA is a non-GAAP financial measure and we believe it is helpful to investors due to the significance of our long-lived assets. This data should not be considered as an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, we may calculate EBITDA differently from other companies and our EBITDA may not be comparable to similarly titled measures reported by other companies. Interest expense, depreciation and amortization, taxes, impairment losses, minority interests, net gain on sales of real estate and preferred dividends are not reflected in the presentation of EBITDA. We caution investors that these excluded items are significant components in understanding and assessing our financial performance.

Secured Property Net Operating Income/EBITDA

	Quarter Ended
(In thousands except ratio)	9/30/03	6/30/03	3/31/03	12/31/02	9/30/02
Secured Property NOI	$17,770	$19,355	$19,243	$20,035	$25,556
Total EBITDA	76,180	78,405	80,123	82,167	81,630

Secured Property NOI/Total EBITDA	23.3%	24.7%	24.0%	24.4%	31.3%

Secured property NOI is computed as rental revenue less property operating expenses and real estate taxes from only those properties with mortgage debt.

See the table above for reconciliation of EBITDA to net income.

	Quarter Ended
	9/30/03	6/30/03	3/31/03	12/31/02	9/30/02
Calculation of Diluted FFO Payout Ratio
Dividends per share	$0.50	$0.50	$0.50	$0.50	$0.50
FFO per diluted share	0.79	0.81	0.84	0.87	0.80

Diluted FFO Payout Ratio	63.3%	61.7%	59.5%	57.5%	62.5%

Calculation of EPS Payout Ratio
Dividends per share	$0.50	$0.50	$0.50	$0.50	$0.50
EPS per diluted share	0.37	0.24	0.23	0.34	0.69

EPS Payout Ratio	135.1%	208.3%	217.4%	147.1%	72.5%

As a real estate investment trust, the Company is required to payout 90% of its taxable income to shareholders.

Diluted FFO Payout Ratio is computed as dividends per share divided by diluted FFO per share. EPS Payout Ratio is computed as dividends per share divided by EPS.

Refer to table on page 28 for reconciliation of diluted FFO per share to EPS.

CARRAMERICA REALTY CORPORATION AND SUBSIDIARIES

Key Quarterly Financial Data—Reconciliation of Non-GAAP Financial Measures (con’t)

Reconciliation of Property Net Operating Income to Net Income

	Quarter Ended
(In thousands)	9/30/03	6/30/03	3/31/03	12/31/02	9/30/02
Property net operating income	$77,697	$79,218	$82,832	$84,992	$83,274
Less: Interest expense	(25,880)	(26,035)	(25,873)	(25,445)	(24,456)
General and administrative	(10,028)	(10,657)	(10,286)	(12,305)	(10,227)
Depreciation and amortization	(32,978)	(33,549)	(31,502)	(33,892)	(29,808)
Income taxes	(63)	(120)	(252)	(57)	(106)
Minority interest	(2,616)	(2,693)	(3,076)	(2,681)	(5,113)
Add: Real estate service revenue	6,518	7,478	5,555	7,363	5,560
Gain (loss) on sale of assets and other provisions, net	120	821	(277)	4,099	7,042
Other income	865	1,951	1,425	1,267	1,852
Discontinued operations	10,352	415	425	160	20,101

Net income	$23,987	$16,829	$18,971	$23,501	$48,119

Computation of Fixed Charge Coverage Ratio

	Quarter Ended
(In thousands, except for ratios)	9/30/03	6/30/03	3/31/03	12/31/02	9/30/02
Amortizing principal payments	$3,853	$3,852	$3,881	$3,570	$3,735
Preferred stock dividends	4,370	4,273	5,225	6,017	6,973
Interest expense	25,880	26,035	25,873	25,445	24,456

Fixed charges including capitalized interest	34,103	34,160	34,979	35,032	35,164
Less: Capitalized interest	460	409	424	788	580

Fixed charges excluding capitalized interest	$34,563	$34,569	$35,403	$35,820	$35,744

EBITDA	$76,180	$78,405	$80,123	$82,167	$81,630

Fixed charge coverage including capitalized interest	2.23	2.30	2.29	2.35	2.32
Fixed charge coverage excluding capitalized interest	2.20	2.27	2.26	2.29	2.28

Computation of Interest Coverage Ratio

	Quarter Ended
(In thousands, except for ratios)	9/30/03	6/30/03	3/31/03	12/31/02	9/30/02
Interest expense	$25,880	$26,035	$25,873	$25,445	$24,456
Less: Capitalized interest	460	409	424	788	580

Interest expense excluding capitalized interest	$26,340	$26,444	$26,297	$26,233	$25,036

EBITDA	$76,180	$78,405	$80,123	$82,167	$81,630

Interest coverage including capitalized interest	2.94	3.01	3.10	3.23	3.34
Interest coverage excluding capitalized interest	2.89	2.96	3.05	3.13	3.26